Prepayment for Construction of New Plant	6 Months Ended
Jun. 30, 2018
Prepayment For Construction Of New Plant [Abstract]
PREPAYMENT FOR CONSTRUCTION OF NEW PLANT

15.	PREPAYMENT FOR CONSTRUCTION OF NEW PLANT

On November 20, 2010, Hongri Fujian entered into an agreement with a third party, Anqing Zhongfang Construction and Installation Co., Ltd., for the construction of the new plant in Anhui at a consideration of $17,826,251. In 2012, Kaixin Anhui made a prepayment of $6,363,853 for the second phase of the project. In 2013, Kaixin Anhui made another prepayment of $9,747,897 for the second phase of the project. The amount of $16,401,778 was recognized in Construction in progress.

In 2014, Kaixin Anhui made another prepayment of $15,525,413 for the second and third phase of the project, and an amount of $6,537,016 was recognized in construction in progress.

In 2015, an amount of $110,041 was recognized in construction in progress, which was subsequently recognized as fixed asset along with the completion of the second phase of the project. The total amount transferred to fixed assets from construction in progress amounted to $22,960,220.

The third phase of the project is related to the construction of a building. The construction site is located on a piece of land whose land use right was to be acquired by the Company. Due to reasons as set forth in note 23, the anticipated completion date of the project is expected to be delayed and, in the worst case, may be terminated. Accordingly, management provided a provision of impairment loss against the carrying value of such prepayment. The detail of estimation of such provision is explained in note 6.

As at June 30, 2018, the carrying amount of the prepayment for construction of new plant is as follows:

As at June 30, 2018
Prepaid in 2015	8,469,878
Recognized as construction in progress	(110,041)
8,359,837
Impairment loss in 2015:	(1,199,314)
7,160,523
Impairment loss in 2016:	(6,989,200)
Translation adjustment:	(171,323)
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